UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2018
ALON USA PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35742	46-0810241
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 771-6701

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01    Other Events.

As previously disclosed on November 8, 2017, Alon USA Partners, LP (“MLP”), a Delaware limited partnership and an indirect, partially owned subsidiary of Delek US Holdings, Inc., a Delaware corporation (“Parent”), and Alon USA Partners GP, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of Parent (“MLP General Partner”, and together with MLP, the “MLP Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Parent and Sugarland Mergeco, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of Parent (“Merger Sub”). The MLP Parties became subsidiaries of Parent as a result of the Delek-Alon Mergers and the Delek-Alon Merger Agreement described and defined below. Pursuant to the Merger Agreement, Merger Sub will be merged with and into MLP, with MLP being the surviving entity and an indirect, wholly owned subsidiary of Parent (the “Merger”). The completion of the Merger is subject, among other conditions, to the delivery of written consents representing the affirmative vote or consent of holders of at least a majority of the outstanding common units of MLP.

On January 8, 2018, MLP and Parent issued a joint press release announcing that (i) Parents’ Registration Statement on Form S-4 has been declared effective by the Securities and Exchange Commission (“SEC”), (ii) MLP has filed a definitive consent statement with the SEC with respect to the proposed acquisition, (iii) the consent process will conclude on February 5, 2018 and (iv) the Merger is expected to close on February 7, 2018. A copy of the press release is filed as Exhibit 99.1 hereto.

On January 8, 2018, Alon Assets, Inc., a wholly owned subsidiary of Parent, which as of January 2, 2018, the record date for determining the MLP unitholders entitled to execute and deliver written consents with respect to the Merger, beneficially owned 51,000,000 Common Units representing 81.6% of the outstanding common units of MLP, delivered a written consent adopting and approving in all respects the Merger Agreement and the transactions contemplated thereby. The delivery of this consent was sufficient to adopt the Merger Agreement and approve the acquisition by Merger Sub of MLP without the receipt of written consents from any other holder of MLP common units.
Important Information:
MLP and Parent security holders are urged to read the definitive consent statement/prospectus regarding the proposed transaction when it becomes available, because it contains important information. A definitive consent statement/prospectus was first mailed to MLP unitholders on January 8, 2018 and filed with the SEC by MLP on that date. Investors will be able to obtain a free copy of the consent statement/prospectus, as well as other filings containing information about the proposed transaction, without charge, at the SEC’s internet site (http://www.sec.gov). Copies of the consent statement/prospectus and the filings with the SEC that will be incorporated by reference in the consent statement/prospectus can also be obtained, without charge, by directing a request either to Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee, 37027, Attention: Investor Relations or to Alon USA Partners, LP, 12700 Park Central Drive, Suite 1600, Dallas, Texas 75251, Attention: Investor Relations.
The respective directors and executive officers of MLP General Partner and Parent may be deemed to be “participants” (as defined in Schedule 14A under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) in respect of the proposed transaction. Information about MLP General Partner’s directors and executive officers is available in MLP’s annual report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on February 27, 2017, and subsequent filings with the SEC. Information about Parent’s directors and executive officers is available in Old Delek’s (as defined below) annual report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on February 28, 2017, and in its proxy statement for its 2017 annual meeting of stockholders, filed with the SEC on April 6, 2017, and in Old Delek’s and Parent’s subsequent filings with the SEC. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the consent statement/prospectus and other relevant materials to be filed with the SEC when they become available.

On January 2, 2017, Delek US Energy, Inc. (formerly known as Delek US Holdings, Inc.), Delaware corporation (“Old Delek”), entered into an Agreement and Plan of Merger with Alon USA Energy, Inc., a Delaware corporation (“Alon USA”), Parent (formerly known as Delek Holdco, Inc.), a Delaware corporation (also referred to as “New Delek” herein), Dione Mergeco, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant (“Delek Merger Sub”), and Astro Mergeco, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant (“Astro Merger Sub”), as amended by the First Amendment to Agreement and Plan of Merger, dated as of February 27, 2017, and the Second Amendment to Agreement and Plan of Merger, dated as of April 21, 2017 (collectively, the “Delek-Alon Merger Agreement”). Pursuant to the Delek-Alon Merger Agreement, Certificates of Amendment and Certificates of Merger filed with the Secretary of State of the State of Delaware on June 30, 2017, (i) Old Delek was renamed “Delek US Energy, Inc.” and Parent was renamed “Delek US Holdings, Inc.”; (ii) Delek Merger Sub merged with and into Old Delek (the “Delek Merger”), with Old Delek surviving as a wholly owned subsidiary of the Registrant; and (iii) Astro Merger Sub merged with and into Alon USA (the “Alon Merger” and together with the Delek Merger, the “Delek-Alon Mergers”), with Alon USA surviving as a direct and indirect wholly owned subsidiary of the Registrant. The Delek-Alon Mergers were effective as of July 1, 2017 (the “Delek-Alon Effective Time”). By reason of the Delek-Alon Mergers, at the Delek-Alon Effective Time, New Delek became the parent public reporting company. On July 3, 2017, New Delek filed a Current Report on Form 8-K filed for the purpose of establishing Parent as the successor issuer to Old Delek and Alon USA pursuant to Rule 12g-3(c) under the Exchange Act. In addition, as a result of the Delek-Alon Mergers, the shares of common stock of Old Delek and Alon USA were delisted from the New York Stock Exchange in July 2017, and their respective reporting obligations under the Exchange Act were terminated.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).
This communication may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “intend,” “will,” “should,” and similar expressions, as they relate to MLP and Parent and their respective subsidiaries are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Neither Parent nor MLP assume any obligation to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 8, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2018		Alon USA Partners, LP
	By:	Alon USA Partners, GP, LLC its general partner
/s/ Kevin Kremke
Name: Kevin Kremke
Title: Executive Vice President / Chief Financial Officer